                                                                    EXHIBIT 99.8

CASE NAME:      KEVCO DISTRIBUTION, LP                             ACCRUAL BASIS

CASE NUMBER:    401-40789-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                            TREASURER
---------------------------------------                      -------------------
Original Signature of Responsible Party                             Title

WILFORD W. SIMPSON                                              MARCH 21, 2002
---------------------------------------                      -------------------
Printed Name of Responsible Party                                    Date

PREPARER:

/s/ Dennis S. Faulkner                                       DEBTOR'S ACCOUNTANT
---------------------------------------                      -------------------
Original Signature of Preparer                                      Title

DENNIS S. FAULKNER                                              MARCH 21, 2002
---------------------------------------                      -------------------
Printed Name of Preparer                                             Date

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 1

CASE NUMBER:     401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED            MONTH             MONTH
ASSETS                                                           AMOUNT              JAN-02            FEB-02           MONTH
------                                                         -----------         -----------       -----------        -----
1.  Unrestricted Cash (FOOTNOTE)                                    41,421                   0                 0
2.  Restricted Cash
3.  Total Cash                                                      41,421                   0                 0
4.  Accounts Receivable-Net (FOOTNOTE)                          17,545,859             314,759           314,759
5.  Inventory (FOOTNOTE)                                        27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                                   236,697
8.  Other (Attach List)                                            303,392
9.  Total Current Assets                                        45,738,408             314,759           314,759
10. Property, Plant & Equipment                                 22,049,500           9,739,582         9,739,582
11. Less: Accumulated Depreciation/Depletion                    (6,151,901)           (844,526)         (844,526)
12. Net Property, Plant & Equipment (FOOTNOTE)                  15,897,599           8,895,056         8,895,056
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)             5,741,869             481,876           481,876
15. Other (Attach List)                                        100,961,429         124,215,962       124,215,962
16. Total Assets                                               168,339,305         133,907,653       133,907,653

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                           413,580           413,580
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                   1,705,946         1,705,946
23. Total Post Petition Liabilities                                                  2,119,526         2,119,526

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                     75,885,064          13,509,318        13,590,741
25. Priority Debt (FOOTNOTE)                                     1,412,879
26. Unsecured Debt                                              19,966,456          18,555,081        18,555,081
27. Other (Attach List)                                        243,205,150         244,993,483       244,993,483
28. Total Pre Petition Liabilities                             340,469,549         277,057,882       277,139,305
29. Total Liabilities                                          340,469,549         279,177,408       279,258,831

EQUITY

30. Pre Petition Owners' Equity                                                   (172,130,244)     (172,130,244)
31. Post Petition Cumulative Profit Or (Loss)                                      (33,710,908)      (33,710,908)
32. Direct Charges To Equity (FOOTNOTE)                                             60,571,397        60,489,974
33. Total Equity                                                                  (145,269,755)     (145,351,178)
34. Total Liabilities and Equity                                                   133,907,653       133,907,653

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                           SUPPLEMENT TO

CASE NUMBER:    401-40789-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                     SCHEDULED                  MONTH                     MONTH
ASSETS                                                 AMOUNT                   JAN-02                    FEB-02             MONTH
------                                              -----------               -----------              -----------           -----
A.  Inventory Vendor Deposit                            130,000
B.  Leased Facility Deposit                             173,392
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                            303,392                         0                        0

A.  Goodwill: Shepherd Products                       5,223,119
B.  Goodwill: DARCO                                     518,750
C.  Capitalized Lease                                                             481,876                  481,876
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                               5,741,869                   481,876                  481,876

A.  Intercompany Receivables (FOOTNOTE)             100,961,429               124,215,962              124,215,962
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                       100,961,429               124,215,962              124,215,962

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                           588,787                  588,787
B.  Long Term Leases                                                            1,107,492                1,107,492
C.  Accrued Interest: Bank                                                          9,667                    9,667
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                          1,705,946                1,705,946

PRE PETITION LIABILITIES

A.  Interco.Payables (FOOTNOTE)                     114,705,150               116,493,483              116,493,483
B.  10 3/8% Senior Sub. Notes                       105,000,000               105,000,000              105,000,000
C.  Sr. Sub. Exchangeable Notes                      23,500,000                23,500,000               23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                              243,205,150               244,993,483              244,993,483

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 2

CASE NUMBER:     401-40789-BJH-11

INCOME STATEMENT
                                                   MONTH                      MONTH                      QUARTER
REVENUES                                          JAN-02                      FEB-02        MONTH         TOTAL
--------                                          -------                     ------        -----        -------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative                       3,900                      0.00                        3,900
12. Rent & Lease
13. Other (Attach List)                            3,635                      0.00                        3,635
14. Total Operating Expenses                       7,535                      0.00                        7,535
15. Income Before Non-Operating
    Income & Expense                              (7,535)                     0.00                       (7,535)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                2,133                      0.00                        2,133
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                    2,133                      0.00                        2,133

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                             (5,402)                     0.00                       (5,402)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                           SUPPLEMENT TO

CASE NUMBER:    401-40789-BJH-11                               ACCRUAL BASIS - 2


INCOME STATEMENT
                                                        MONTH           MONTH                              QUARTER
OPERATING EXPENSES                                      JAN-02          FEB-02             MONTH            TOTAL
------------------                                      ------          ------             -----           -------
A.  Repairs & Maintenance                               3,635                                               3,635
B.
C.
D.
E.

TOTAL OTHER OPERATING EXPENSES - LINE 13                3,635                                               3,635

OTHER INCOME & EXPENSES

A.  Collection of Bad Debt                              2,133                                               2,133
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16                    2,133                                               2,133

A.
B.
C.
D.
E.

TOTAL NON-OPERATING EXPENSE - LINE 17

A.
B.
C.
D.
E.
TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 3

CASE NUMBER:   401-40789-BJH-11

CASH RECEIPTS AND                             MONTH                   MONTH                                  QUARTER
DISBURSEMENTS                                 JAN-02                  FEB-02                 MONTH            TOTAL
-----------------                             ------                  ------                 -----           -------
1.  Cash - Beginning Of Month                                SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION LP             SUPPLEMENT TO ACCRUAL BASIS -3
                                                 FEBRUARY, 2002
CASE NUMBER:   401-40789-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                                  DIST LP       MFG          MGMT        HOLDING    COMP  KEVCO INC   TOTAL
                                                  -------     -------     ---------      -------    ----  ---------  --------
 1. CASH-BEGINNING OF MONTH                             --     151,415     3,006,125         --       --      1,000  3,158,540

  RECEIPTS FROM OPERATIONS
 2. CASH SALES                                          --          --                                                      --
  COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                        --          --                                                      --
 4. POST PETITION                                                   --                                                      --

 5. TOTAL OPERATING RECEIPTS                            --          --            --         --       --         --         --

  NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                                --                                                      --
 7. SALE OF ASSETS                                                  --                                                      --
 8. OTHER                                               --      10,441        55,971         --       --         --     66,412
    INTERCOMPANY TRANSFERS                           2,315       4,304        (6,619)        --                             --
            SALE EXPENSE REIMBURSEMENT
            INCOME TAX REFUND
            RENT
            PAYROLL TAX ADVANCE RETURNED                                     50,183
            MISC.                                                             1,820                  --
            INTEREST INCOME                                                   3,968

 9. TOTAL NON OPERATING RECEIPTS                     2,315      14,745        49,352         --       --         --     66,412

10. TOTAL RECEIPTS                                   2,315      14,745        49,352         --       --         --     66,412

11. CASH AVAILABLE                                   2,315     166,160     3,055,477         --       --      1,000  3,224,952

  OPERATING DISBURSEMENTS
12. NET PAYROLL                                                               33,962                                    33,962
13. PAYROLL TAXES PAID                                              --         6,934                                     6,934
14. SALES, USE & OTHER TAXES PAID                                   --                                                      --
15. SECURED/RENTAL/LEASES                                           --         6,834                                     6,834
16. UTILITIES                                                       --           170                                       170
17. INSURANCE                                                       --        11,271                                    11,271
18. INVENTORY PURCHASES                                             --                                                      --
19. VEHICLE EXPENSE                                                 --                                                      --
20. TRAVEL                                                          --                                                      --
21. ENTERTAINMENT                                                   --                                                      --
22. REPAIRS & MAINTENANCE                                           --                                                      --
23. SUPPLIES                                                        --                                                      --
24. ADVERTISING                                                                                                             --
25. OTHER                                            2,315      45,167         6,957         --       --         --     54,439
            LOAN PAYMENTS                                           --            --                                        --
               FREIGHT                                              --                                                      --
               CONTRACT LABOR                                       --           563                                       563
               401 K PAYMENTS                                       --                                                       -
               PAYROLL TAX ADVANCE ADP                                                                                      -
               WAGE GARNISHMENTS                                                                                            -
               MISC.                                 2,315      45,167         6,394                                    53,876

26. TOTAL OPERATING DISBURSEMENTS                    2,315      45,167        66,128         --       --         --    113,610

  REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                               --        30,567                                    30,567
28. US TRUSTEE FEES                                                 --                                                       -
29. OTHER                                                                                                                    -
30. TOTAL REORGANIZATION EXPENSE                        --          --        30,567         --       --         --     30,567

31. TOTAL DISBURSEMENTS                              2,315      45,167        96,695         --       --         --    144,177

32. NET CASH FLOW                                       --     (30,422)      (47,343)        --       --         --    (77,765)

33. CASH- END OF MONTH                                  --     120,993     2,958,782         --       --      1,000  3,080,775

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40789-BJH-11

                                              SCHEDULED        MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT        JAN-02        FEB-02       MONTH
-------------------------                     ---------       ------        ------       -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +                                                     314,759       314,759
5.   Total Accounts Receivable                17,545,859      314,759       314,759
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)     17,545,859      314,759       314,759

AGING OF POST PETITION                                      MONTH:  FEBRUARY-02
TAXES AND PAYABLES                                                -------------

                              0 - 30     31 - 60     61 - 90     91 +
TAXES PAYABLE                  DAYS        DAYS        DAYS      DAYS     TOTAL
-------------                 ------     -------     -------     ----     -----

1.   Federal
2.   State
3.   Local
4.   Other (See Below)       413,580                                     413,580
5.   Total Taxes Payable     413,580                                     413,580
6.   Accounts Payable                                                          0

STATUS OF POST PETITION TAXES                               MONTH:  FEBRUARY-02
                                                                  -------------

                                  BEGINNING TAX     AMOUNT WITHHELD                      ENDING TAX
FEDERAL                            LIABILITY *       AND/OR ACCRUED     (AMOUNT PAID)     LIABILITY
-------                           -------------     ---------------     -------------    ----------

1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property (FOOTNOTE)        413,580                                               413,580
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local           413,580                                               413,580
16.  Total Taxes                     413,580                                               413,580

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:  FEBRUARY-02
                                                                  -------------

BANK RECONCILIATIONS                    Account # 1   Account # 2

A. BANK:                                                              Other Accounts
B. ACCOUNT NUMBER:                                                     (Attach List)     TOTAL
C. PURPOSE (TYPE):
1. Balance Per Bank Statement
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books                                                             0
6. Number of Last Check Written

INVESTMENT ACCOUNTS

                                    DATE OF       TYPE OF
BANK, ACCOUNT NAME & NUMBER        PURCHASE     INSTRUMENT    PURCHASE PRICE    CURRENT VALUE
---------------------------        --------     ----------    --------------    -------------

7.

8.

9.

10. (Attach List)

11. Total Investments                                                                  0

CASH

12. Currency On Hand                                                                   0
13. Total Cash - End of Month                                                          0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40789-BJH-11                             MONTH:  February-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   TYPE OF        AMOUNT        TOTAL PAID
            NAME                   PAYMENT         PAID          TO DATE
            ----                   -------        ------        ----------

1. Martin, Steve                   Payroll                         99,229
2. Martin, Steve                   Exp. Reimb.                      1,390
3.
4.
5. (Attach List)
6. Total Payments To Insiders                                     100,619

                                  PROFESSIONALS

                                DATE OF
                              COURT ORDER                                             TOTAL
                              AUTHORIZING     AMOUNT      AMOUNT     TOTAL PAID     INCURRED
        NAME                    PAYMENT      APPROVED      PAID       TO DATE       & UNPAID*
        ----                  -----------    --------     ------     ----------     ---------

1.
2.
3.
4.
5. (Attach List)
6. Total Payments To
   Professionals

            * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                SCHEDULED        AMOUNTS        TOTAL
                                 MONTHLY          PAID         UNPAID
                                PAYMENTS         DURING         POST
 NAME OF CREDITOR                 DUE             MONTH       PETITION
 ----------------               ---------        -------      --------

1. Bank of America                                          13,590,741
2. Leases Payable                                               None
3.
4.
5. (Attach List)
6. TOTAL                                                    13,590,741

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 7

CASE NUMBER:    401-40789-BJH-11                             MONTH:  FEBRUARY-02
                                                                   -------------

QUESTIONNAIRE

                                                                                                               YES         NO
                                                                                                               ---         --

1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                     X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                X

6.  Are any Post Petition Payroll Taxes past due?                                                                           X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.  Are any Post Petition Real Estate Taxes past due?                                                                       X

9.  Are any other Post Petition Taxes past due?                                                                             X

10. Are any amounts owed to Post Petition creditors delinquent?                                                             X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12. Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                                               YES         NO
                                                                                                               ---         --
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2. Are all premium payments paid current?                                                                       X

3. Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

TYPE OF POLICY           CARRIER               PERIOD COVERED     PAYMENT AMOUNT & FREQUENCY
--------------           -------               --------------     --------------------------

Property              Lexington, Allianz       5/29/00-9/1/02        Semi-Annual $26,485
Auto                  Liberty Mutual           9/1/00-9/1/02         Semi-Annual $ 3,333
General Liability     Liberty Mutual           9/1/00-9/1/02         Semi-Annual $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP

CASE NUMBER:    401-40789-BJH-11
                                                      MONTH:  FEBRUARY 28, 2002
                                                            -------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM            LINE
NUMBER          NUMBER                    FOOTNOTE / EXPLANATION
-------         ------                    ----------------------

1                 1           Pursuant to the February 12, 2001 Order (1)
3                 1           Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of, Kevco
                              Management Co. (co-debtor, Case No.
                              401-40788-BJH-11). Accordingly, all cash receipts
                              and disbursements flow through Kevco Management's
                              Bank of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis -3.

1                 4           As of July 2001, the remaining accounts receivable
4                 7           are for commissions earned for the sale of
                              consigned inventory. Although collection is
                              uncertain, Debtor will maintain these receivables
                              on the balance sheet until such time as the
                              likelihood of collection can be more accurately
                              determined.

1                 5, 12       Pursuant to Asset Purchase Agreements approved by
                              the Court (see prior Monthly Operating Reports for
                              details), Debtor has sold most of its assets.

1                 22          The Debtor records on its books accruals for
                              certain liabilities based on historical estimates.
                              While known creditors were listed on the Debtor's
                              Schedules, the estimated amounts were not.
                              Accordingly, for purposes of this report, the
                              accrued liabilities are reflected as post-petition
                              "Accrued Liabilities."

1                 15A         Intercompany receivables/payables are from/to
1                 27A         co-debtors Kevco Management Co. (Case No.
7                 3           401-40788-BJH-11), Kevco Manufacturing, LP (Case
                              No. 401-40784-BJH-11), Kevco Holding, Inc. (Case
                              No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                              No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), Kevco Components, Inc. (Case
                              No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                              401-40783-BJH-11).

1                 18          Property tax owing is an accrual only and not yet
4                 12          due.

1                 24          The direct charges to equity are due to secured
1                 32          debt reductions pursuant to sales of Kevco
                              Manufacturing, LP's operating divisions, the asset
                              sale of the South Region of Kevco Distribution, as
                              well as direct cash payments. The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH) has been guaranteed by all of its
                              co-debtors (see Footnote 1,27A); therefore, the
                              secured debt is reflected as a liability on all of
                              the Kevco entities. The charge to equity is simply
                              an adjustment to the balance sheet.

1                 25          Pursuant to Order dated February 12, 2001 and
                              Supplemental Order dated March 14, 2001, debtors
                              were authorized to pay pre-petition salaries and
                              wages up to a maximum of $4,300 per employee.
                              Debtors were also (a) allowed to pay accrued
                              vacation to terminated employees and (b) permitted
                              to continue allowing employees to use vacation
                              time as scheduled.